UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 Current Report

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 24, 2007


                          SecureCARE Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                       0-29804                82-0255758
-------------------------------        -----------        ----------------------
(State or other jurisdiction of        Commission           (I.R.S. Employer
 incorporation or organization)        file number        Identification Number)


          3755 Capital of Texas Highway Suite 160E, Austin Texas 78704
          ------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (512) 447-3700

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:  Common Stock, par value $.001
                                                             per share


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03.  MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.
ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS;
            CHANGE IN FISCAL YEAR.

         On April 24, 2007 the Registrant filed an amendment to its Articles of Incorporation in the State of Nevada. Pursuant to the provisions of the Nevada Revised Statutes, a majority of SecureCARE Technologies, Inc.'s shares entitled to vote, consented in writing to the adoption of the Amendment to Article FOURTH of the Articles of Incorporation as follows:

Article FOURTH shall be amended by adding the following paragraph at the end thereof:

"Each of the issued and outstanding shares of the corporation's common stock issued and outstanding on the date hereof shall be reverse split to become one two hundredth share (.005) with a corresponding reduction in the stated capital of the corporation. Any fractional shares shall be rounded up to the next whole number."

The corporation had completed the taking of written shareholder consents with respect to management's proposal to effect a one for two hundred reverse stock split (the "Reverse Stock Split"). Of the 232,070,220 share and share equivalents entitled to vote on the proposal, 167,258,052 or 72% voted in favor of the proposal; 84,931 or .04% voted against the proposal and .01% abstained.

         As a result of the Reverse Stock Split, the Registrant's 20,304,000 issued and outstanding shares of common stock were changed into approximately 101,520 shares of common stock (after giving effect to rounding) and each of the Registrant's 1,058,835 issued and outstanding shares of Series C Mandatorially Convertible Preferred Stock were automatically converted into 200 shares of the Registrant's common stock for an aggregate of 211,766,248 shares of common stock which were automatically changed into approximately 1,058,800 shares of common stock. The total number of common shares issued and outstanding immediately following the Reverse Stock Split is approximately 1,160,320. The Reverse Stock Split did not affect the number of common shares (50,000,000) the Registrant is authorized to issue.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit:

         3.1 Certificate of Amendment to the Registrant's Articles of Incorporation, filed April 24, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2007

SecureCARE Technologies, Inc.

By: /s/ NEIL BURLEY
    -----------------------------------------
Name:   Neil Burley
Title:  Chief Financial Officer